UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2017

Annual Report

to Shareholders

Deutsche Health and Wellness Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
7	Performance Summary
9	Portfolio Summary
10	Investment Portfolio
14	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm
33	Information About Your Fund’s Expenses
34	Tax Information
35	Advisory Agreement Board Considerations and Fee Evaluation
40	Board Members and Officers
45	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Health and Wellness Fund

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The “Insights” section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Health and Wellness Fund	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 7 through 8 for more complete performance information.

Investment Strategy

In seeking long-term growth of capital, the fund’s managers employ bottom-up research, top-down analysis which considers economic outlook and an industry’s potential to benefit from changes in the overall business environment, and a growth orientation in making the fund’s health care and wellness sector investments.

“We believe that in the near term, health care stocks can outperform the broader market, as their growth profile and medical innovations continue to capture investor interest.”

Over the past 12 months, health care stocks underperformed the broader equity market, driven by political rhetoric surrounding drug pricing and potential ways to lower the prices of drugs, as well as by uncertainty over the future of the Affordable Care Act (ACA). Replacing the ACA is a key legislative priority for President Donald Trump.

For its most recent fiscal year ended May 31, 2017, the fund posted a 6.62% total return, underperforming the 17.47% return of the Standard & Poor’s 500® (S&P 500) Index, and the 7.78% return of the fund’s secondary benchmark, the MSCI World Health Care Index.

Positive Contributors to Fund Performance

The largest contribution to performance during the 12-month period came from the fund’s position in TESARO, Inc., as the company reported positive clinical data for its ovarian cancer drug Zejula, and subsequently received FDA approval of the drug with a broad usage label. A lack of holdings in Novo Nordisk also contributed to performance, as the company lowered its 2017 earnings forecast and warned of downward

4	Deutsche Health and Wellness Fund

pricing pressure in the United States on its diabetes drug franchise. In addition, three portfolio companies were acquired at meaningful premiums during the period: the health care equipment and supplies company Cepheid,* and the biotechnology companies Medivation, Inc.* and ARIAD Pharmaceuticals, Inc.* (The acquisition of a fourth portfolio company, C.R. Bard, Inc., from the health care equipment and supplies sector, is pending.) Within health care equipment and supplies, overweights in Boston Scientific Corp. and Baxter International, Inc. added to returns, as both companies continued to display strong earnings growth. Lastly, the fund’s lack of holdings in Ono Pharmaceutical Co., Ltd.* and Valeant Pharmaceuticals International, Inc.* helped performance. Shares of Ono Pharmaceutical declined as its partner Bristol-Myers Squibb Co. reported unfavorable clinical data for its cancer drug to treat non-small-cell lung cancer, while Valeant continued to struggle due to investor concerns over its high debt load and the deterioration of its key product franchises.

Negative Contributors to Fund Performance

The largest detractor from performance derived from the fact that the fund did not hold Bayer AG for most of the period, as the company’s shares recovered after investors grew more comfortable with Bayer’s potential acquisition of Monsanto Co. An overweight in Bristol-Myers Squibb Co. (BMS) also represented a major detractor, as BMS’s shares weakened following negative clinical data for its lung cancer drug. Additionally, an overweight in Allergan PLC weighed on performance, as investors awaited updates from Allergan’s product pipeline following the termination of its merger with Pfizer, Inc. An underweight in Johnson & Johnson was subtractive, as investors continue to favor the shares due to the company’s diversified business mix. Lastly, holdings in two specialty pharmaceutical companies — Teva Pharmaceutical Industries Ltd.* and Endo International PLC* — detracted on concerns regarding generic drug pricing.

Outlook

We believe that in the near term, health care stocks can outperform the broader market, as their growth profile and medical innovations continue to capture investor interest. Longer term, we believe that the prospects for health care stocks are also promising, based on positive global demographic trends and the continuing emergence of new technologies.

*	Not held in the portfolio as of May 31, 2017.

Deutsche Health and Wellness Fund	5

Portfolio Management Team

Leefin Lai, CFA, CPA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2001.

–	Joined Deutsche Asset Management in 2001.

–	Previously served as an analyst for Salomon Smith Barney and PaineWebber and as Vice President/Analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

–	Investment industry experience began in 1991.

–	BS and MBA, University of Illinois.

Peter Barsa, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

–	Joined Deutsche Asset Management in 1999.

–	Research Analyst for Global Small, US Small and US Mid Cap Equities: New York.

–	BS in Finance, Villanova University.

Michael A. Sesser, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

–	Joined Deutsche Asset Management in 2009.

–	Portfolio Manager and Equity Research Analyst: New York.

–	Previously, Business Intelligence Analyst, Corporate Executive Board (best practices research company) from 2005–2007; Research Associate, Competition Policy Associates (economics consulting firm) from 2003–2005.

–	BA in Ethics, Politics & Economics, Yale University; MBA (with distinction), Stephen M. Ross School of Business, University of Michigan.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Patient Protection and Affordable Care Act, also known as the Affordable Care Act (ACA) is a U.S. law enacted in 2010. The ACA’s objectives were to expand health insurance coverage and reduce the costs of health care.

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI World Health Care Index is designed to capture large- and mid-cap segments across 23 developed market countries. All securities in the Index are classified in the health care sector as per the Global Industry Classification Standard (GICS®).

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

6	Deutsche Health and Wellness Fund

Performance Summary	May 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/17
Unadjusted for Sales Charge	6.62%	16.71%	9.83%
Adjusted for the Maximum Sales Charge (max 5.75% load)	0.49%	15.34%	9.18%
S&P 500® Index†	17.47%	15.42%	6.94%
MSCI World Health Care Index††	7.78%	15.68%	8.01%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/17
Unadjusted for Sales Charge	5.82%	15.85%	9.02%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	5.82%	15.85%	9.02%
S&P 500® Index†	17.47%	15.42%	6.94%
MSCI World Health Care Index††	7.78%	15.68%	8.01%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/17
No Sales Charges	6.90%	17.01%	10.12%
S&P 500® Index††	17.47%	15.42%	6.94%
MSCI World Health Care Index††	7.78%	15.68%	8.01%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/17
No Sales Charges	6.91%	17.02%	10.23%
S&P 500® Index†	17.47%	15.42%	6.94%
MSCI World Health Care Index††	7.78%	15.68%	8.01%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2016 are 1.35%, 2.10%, 1.08% and 1.10% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Deutsche Health and Wellness Fund	7

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†	The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

††	The MSCI World Health Care Index is designed to capture the large and mid cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard (GICS® ).

	Class A	Class C	Class S	Institutional Class
Net Asset Value
5/31/17	$35.19	$28.25	$37.53	$38.97
5/31/16	$33.91	$27.60	$36.10	$37.46
Distribution Information as of 05/31/17
Income Dividends, Twelve Months	$.01	—	$.09	$.10
Capital Gain Distributions, Twelve Months	$.86	$.86	$.86	$.86

8	Deutsche Health and Wellness Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/17	5/31/16
Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks)	5/31/17	5/31/16
Pharmaceuticals
Major Pharmaceuticals	26%	27%
Specialty Pharmaceuticals	7%	12%
Biotechnology	23%	25%
Health Care Services	22%	18%
Medical Supply & Specialty	22%	17%
Food Products	—	1%
	100%	100%

Ten Largest Equity Holdings at May 31, 2017 (30.7% of Net Assets)
1	UnitedHealth Group, Inc.	4.3%
	Operator of organized health systems
2	Johnson & Johnson	4.0%
	Provider of health care products
3	Celgene Corp.	3.4%
	Global biopharmaceutical company
4	Medtronic PLC	3.3%
	Develops therapeutic and diagnostic medical products
5	Bristol-Myers Squibb Co.	3.0%
	Producer of diversified pharmaceuticals and other products
6	Boston Scientific Corp.	2.8%
	Developer and producer of medical devices
7	Merck & Co., Inc.	2.6%
	A global pharmaceutical company
8	Eli Lilly & Co.	2.6%
	Producer of pharmaceuticals
9	Pfizer, Inc.	2.4%
	Manufacturer of prescription pharmaceuticals and nonprescription self-medications
10	Allergan PLC	2.3%
	Manufactures specialty pharmaceuticals

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 10. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 45 for contact information.

Deutsche Health and Wellness Fund	9

Investment Portfolio	as of May 31, 2017

	Shares	Value ($)
Common Stocks 97.2%
Health Care 97.2%
Biotechnology 22.6%
ACADIA Pharmaceuticals, Inc.* (a)	27,012	694,479
Acceleron Pharma, Inc.*	34,967	892,008
Aclaris Therapeutics, Inc.* (a)	24,700	587,366
Alder Biopharmaceuticals, Inc.*	18,966	292,076
Alexion Pharmaceuticals, Inc.*	14,254	1,397,320
Alkermes PLC*	39,925	2,306,068
Alnylam Pharmaceuticals, Inc.*	10,156	664,812
Amgen, Inc.	44,355	6,885,670
Amicus Therapeutics, Inc.* (a)	67,159	538,615
Array BioPharma, Inc.*	48,300	366,114
Biogen, Inc.*	23,530	5,830,028
BioMarin Pharmaceutical, Inc.*	49,155	4,307,944
Bioverativ, Inc.*	13,415	739,032
Bluebird Bio, Inc.*	17,589	1,325,331
Blueprint Medicines Corp.*	14,677	526,611
Celgene Corp.*	89,253	10,211,436
Clovis Oncology, Inc.*	16,011	827,128
Dermira, Inc.*	22,980	630,112
Exelixis, Inc.*	34,100	638,011
Galapagos NV (ADR)*	17,774	1,463,333
Gilead Sciences, Inc.	75,185	4,878,755
Global Blood Therapeutics, Inc.*	8,300	224,100
GW Pharmaceuticals PLC (ADR)* (a)	3,800	374,718
ImmunoGen, Inc.* (a)	91,000	419,510
Incyte Corp.*	27,994	3,620,464
Ligand Pharmaceuticals, Inc.* (a)	10,364	1,122,214
Medicines Co.* (a)	18,100	719,837
Neurocrine Biosciences, Inc.*	23,870	1,037,629
Portola Pharmaceuticals, Inc.*	21,998	810,626
Prothena Corp. PLC*	11,200	571,312
Regeneron Pharmaceuticals, Inc.*	8,005	3,674,775
Rigel Pharmaceuticals, Inc.*	39,875	91,314
Sage Therapeutics, Inc.*	5,100	337,161
Sarepta Therapeutics, Inc.*	17,026	508,056
Seattle Genetics, Inc.*	6,900	441,462
TESARO, Inc.* (a)	17,722	2,646,072
Ultragenyx Pharmaceutical, Inc.* (a)	11,447	616,421
Vertex Pharmaceuticals, Inc.*	36,745	4,541,682

		67,759,602
Health Care Services 21.3%
Aetna, Inc.	37,838	5,481,213
Anthem, Inc.	24,131	4,400,288

The accompanying notes are an integral part of the financial statements.

10	Deutsche Health and Wellness Fund

	Shares	Value ($)
athenahealth, Inc.*	9,100	1,219,218
Brookdale Senior Living, Inc.*	34,700	476,778
Cardinal Health, Inc.	24,933	1,852,273
Centene Corp.*	32,966	2,394,321
Cerner Corp.*	13,729	897,190
Charles River Laboratories International, Inc.*	17,100	1,574,055
Cigna Corp.	30,961	4,991,842
Envision Healthcare Corp.*	15,455	843,998
Express Scripts Holding Co.*	11,752	702,182
HCA Healthcare, Inc.*	38,628	3,164,019
Humana, Inc.	16,725	3,884,548
McKesson Corp.	24,069	3,925,413
Patheon NV*	45,047	1,563,581
Quest Diagnostics, Inc.	23,200	2,523,464
Thermo Fisher Scientific, Inc.	34,060	5,885,227
UnitedHealth Group, Inc.	74,153	12,990,123
Universal Health Services, Inc. “B”	17,977	2,043,266
Walgreens Boots Alliance, Inc.	18,287	1,481,613
WellCare Health Plans, Inc.*	7,655	1,315,129

		63,609,741
Medical Supply & Specialty 21.3%
Abbott Laboratories	84,563	3,861,147
ABIOMED, Inc.*	8,700	1,195,641
Agilent Technologies, Inc.	50,812	3,065,996
Baxter International, Inc.	58,527	3,471,236
Becton, Dickinson & Co.	21,510	4,070,337
Boston Scientific Corp.*	313,837	8,483,014
C.R. Bard, Inc.	15,190	4,669,862
DexCom, Inc.*	5,600	374,304
Edwards Lifesciences Corp.*	16,665	1,917,642
Exact Sciences Corp.* (a)	17,039	621,412
Globus Medical, Inc. “A”*	22,300	685,725
IDEXX Laboratories, Inc.*	8,200	1,380,798
Illumina, Inc.*	9,058	1,606,527
Integra LifeSciences Holdings Corp.*	24,500	1,233,575
Intuitive Surgical, Inc.*	4,936	4,514,861
K2M Group Holdings, Inc.*	63,200	1,437,800
Medtronic PLC	116,510	9,819,463
Patterson Companies, Inc.	19,600	865,536
Spectranetics Corp.*	16,800	453,600
Stryker Corp.	33,892	4,845,200
The Cooper Companies, Inc.	8,347	1,825,906
Wright Medical Group NV*	44,200	1,181,024
Zimmer Biomet Holdings, Inc.	17,521	2,088,678

		63,669,284
Pharmaceuticals 32.0%
AbbVie, Inc.	56,322	3,718,378
Allergan PLC	31,118	6,962,653

The accompanying notes are an integral part of the financial statements.

Deutsche Health and Wellness Fund	11

	Shares	Value ($)
AstraZeneca PLC (ADR) (a)	155,092	5,333,614
Avadel Pharmaceuticals PLC (ADR)*	87,483	863,457
Bayer AG (Registered)	35,231	4,674,011
Bristol-Myers Squibb Co.	164,018	8,848,771
Eli Lilly & Co.	97,111	7,727,122
GlaxoSmithKline PLC (ADR)	104,119	4,605,183
Jazz Pharmaceuticals PLC*	7,468	1,087,042
Johnson & Johnson	93,377	11,975,600
Merck & Co., Inc.	119,507	7,781,101
Mylan NV*	42,179	1,644,137
Novartis AG (Registered)	57,012	4,667,856
Pacira Pharmaceuticals, Inc.*	19,696	874,502
Pfizer, Inc.	215,301	7,029,578
Roche Holding AG (Genusschein)	17,483	4,797,875
Sanofi (ADR)	104,943	5,204,123
Shire PLC (ADR)	24,648	4,257,203
UCB SA	10,276	725,165
Zoetis, Inc.	46,714	2,909,348

		95,686,719
Total Common Stocks (Cost $162,277,300)		290,725,346

Securities Lending Collateral 3.8%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 0.74% (b) (c) (Cost $11,398,924)	11,398,924	11,398,924

Cash Equivalents 2.6%
Deutsche Central Cash Management Government Fund, 0.85% (b) (Cost $7,738,161)	7,738,161	7,738,161

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $181,414,385)†	103.6	309,862,431
Other Assets and Liabilities, Net	(3.6)	(10,720,043)

Net Assets	100.0	299,142,388

*	Non-income producing security.

†	The cost for federal income tax purposes was $182,631,401. At May 31, 2017, net unrealized appreciation for all securities based on tax cost was $127,231,030. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $131,640,060 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,409,030.

The accompanying notes are an integral part of the financial statements.

12	Deutsche Health and Wellness Fund

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2017 amounted to $10,686,424, which is 3.6% of net assets.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$290,725,346	$—	$—	$290,725,346
Short-Term Investments (d)	19,137,085	—	—	19,137,085
Total	$309,862,431	$—	$—	$309,862,431

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the year ended May 31, 2017, the amount of the transfers between Level 2 and Level 1 was $10,002,713.

Transfers between price levels are recognized at the beginning of the reporting period.

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche Health and Wellness Fund	13

Statement of Assets and Liabilities

as of May 31, 2017

Assets
Investments:
Investments in non-affiliated securities, at value (cost $162,277,300) — including $10,686,424 of securities loaned	$290,725,346
Investment in Deutsche Government & Agency Securities Portfolio (cost $11,398,924)*	11,398,924
Investment in Deutsche Central Cash Management Government Fund (cost $7,738,161)	7,738,161
Total investments in securities, at value (cost $181,414,385)	309,862,431
Foreign currency, at value (cost $2)	2
Receivable for investments sold	1,473,716
Receivable for Fund shares sold	29,901
Dividends receivable	449,603
Interest receivable	9,565
Foreign taxes recoverable	251,429
Other assets	36,181
Total assets	312,112,828

Liabilities
Payable upon return of securities loaned	11,398,924
Payable for investments purchased	897,297
Payable for Fund shares redeemed	152,048
Accrued management fee	192,464
Accrued Trustees’ fees	4,515
Other accrued expenses and payables	325,192
Total liabilities	12,970,440
Net assets, at value	$299,142,388

Net Assets Consist of
Net unrealized appreciation (depreciation) on:
Investments	128,448,046
Foreign currency	(2,806)
Accumulated net realized gain (loss)	4,195,011
Paid-in capital	166,502,137
Net assets, at value	$299,142,388

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

14	Deutsche Health and Wellness Fund

Statement of Assets and Liabilities as of May 31, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($65,635,612 ÷ 1,865,351 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$35.19
Maximum offering price per share (100 ÷ 94.25 of $35.19)	$37.34
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,772,483 ÷ 452,082 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$28.25
Class S
Net Asset Value, offering and redemption price per share ($218,313,182 ÷ 5,816,969 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$37.53
Institutional Class
Net Asset Value, offering and redemption price per share ($2,421,111 ÷ 62,121 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$38.97

The accompanying notes are an integral part of the financial statements.

Deutsche Health and Wellness Fund	15

Statement of Operations

for the year ended May 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $72,719)	$3,862,508
Income distributions — Deutsche Central Cash Management Government Fund	32,656
Securities lending income, net of borrower rebates	158,577
Other income	38,878
Total income	4,092,619
Expenses:
Management fee	2,393,250
Administration fee	312,843
Services to shareholders	459,226
Distribution and service fees	338,775
Custodian fee	2,880
Professional fees	86,835
Reports to shareholders	47,759
Registration fees	66,349
Trustees’ fees and expenses	18,026
Other	26,203
Total expenses before expense reductions	3,752,146
Expense reductions	(36,255)
Total expenses after expense reductions	3,715,891
Net investment income (loss)	376,728

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	16,863,749
Foreign currency	(486)
16,863,263
Change in net unrealized appreciation (depreciation) on:
Investments	1,740,802
Foreign currency	6,758
1,747,560
Net gain (loss)	18,610,823
Net increase (decrease) in net assets resulting from operations	$18,987,551

The accompanying notes are an integral part of the financial statements.

16	Deutsche Health and Wellness Fund

Statements of Changes in Net Assets

	Years Ended May 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$376,728	$194,026
Net realized gain (loss)	16,863,263	11,428,276
Change in net unrealized appreciation (depreciation)	1,747,560	(62,976,539)
Net increase (decrease) in net assets resulting from operations	18,987,551	(51,354,237)
Distributions to shareholders from:
Net investment income:
Class A	(11,576)	—
Class S	(542,110)	—
Institutional Class	(7,196)	—
Net realized gains:
Class A	(1,882,062)	(15,047,961)
Class B	—	(3,977)*
Class C	(486,945)	(4,267,639)
Class S	(5,094,857)	(36,893,445)
Institutional Class	(62,832)	(803,041)
Total distributions	(8,087,578)	(57,016,063)
Fund share transactions:
Proceeds from shares sold	36,809,513	74,873,331
Reinvestment of distributions	7,732,652	54,501,523
Payments for shares redeemed	(102,717,784)	(92,055,201)
Redemption fees	904	1,249
Net increase (decrease) in net assets from Fund share transactions	(58,174,715)	37,320,902
Increase (decrease) in net assets	(47,274,742)	(71,049,398)
Net assets at beginning of period	346,417,130	417,466,528
Net assets at end of period	$299,142,388	$346,417,130

*	For the period from June 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Deutsche Health and Wellness Fund	17

Financial Highlights

	Years Ended May 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$33.91	$45.32	$36.68	$30.50	$25.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.03)	(.12)	(.05)	.07
Net realized and unrealized gain (loss)	2.16	(5.08)	12.04	8.74	7.69
Total from investment operations	2.15	(5.11)	11.92	8.69	7.76
Less distributions from:
Net investment income	(.01)	—	—	—	(.09)
Net realized gains	(.86)	(6.30)	(3.28)	(2.51)	(2.27)
Total distributions	(.87)	(6.30)	(3.28)	(2.51)	(2.36)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$35.19	$33.91	$45.32	$36.68	$30.50
Total Return (%)[b],c	6.62	(11.67)	33.71	29.49	32.82

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	92	104	68	45
Ratio of expenses before expense reductions (%)	1.37	1.35	1.35	1.37	1.45
Ratio of expenses after expense reductions (%)	1.33	1.32	1.35	1.34	1.37
Ratio of net investment income (loss) (%)	(.03)	(.07)	(.30)	(.13)	.24
Portfolio turnover rate (%)	35	56	55	33	40

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

18	Deutsche Health and Wellness Fund

	Years Ended May 31,
Class C	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$27.60	$38.44	$31.76	$26.89	$22.46
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.26)	(.37)	(.26)	(.12)
Net realized and unrealized gain (loss)	1.73	(4.28)	10.33	7.64	6.82
Total from investment operations	1.51	(4.54)	9.96	7.38	6.70
Less distributions from:
Net realized gains	(.86)	(6.30)	(3.28)	(2.51)	(2.27)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$28.25	$27.60	$38.44	$31.76	$26.89
Total Return (%)[b]	5.82 [c]	(12.33)[c]	32.72	28.54 [c]	31.84 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	19	23	13	8
Ratio of expenses before expense reductions (%)	2.12	2.10	2.09	2.11	2.18
Ratio of expenses after expense reductions (%)	2.08	2.06	2.09	2.09	2.13
Ratio of net investment income (loss) (%)	(.79)	(.82)	(1.04)	(.87)	(.51)
Portfolio turnover rate (%)	35	56	55	33	40

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche Health and Wellness Fund	19

	Years Ended May 31,
Class S	2017	2016	2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$36.10	$47.70	$38.37	$31.73		$26.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.07	(.02)	.04		.14
Net realized and unrealized gain (loss)	2.29	(5.37)	12.64	9.11		8.00
Total from investment operations	2.38	(5.30)	12.62	9.15		8.14
Less distributions from:
Net investment income	(.09)	—	(.01)	—		(.17)
Net realized gains	(.86)	(6.30)	(3.28)	(2.51)		(2.27)
Total distributions	(.95)	(6.30)	(3.29)	(2.51)		(2.44)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00 *
Net asset value, end of period	$37.53	$36.10	$47.70	$38.37		$31.73
Total Return (%)	6.90	(11.47)[b]	34.07	29.80	[b]	33.19 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	218	231	286	211		168
Ratio of expenses before expense reductions	1.08	1.08	1.08	1.12		1.18
Ratio of expenses after expense reductions (%)	1.08	1.07	1.08	1.09		1.12
Ratio of net investment income (loss) (%)	.24	.17	(.04)	.11		.49
Portfolio turnover rate (%)	35	56	55	33		40

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

20	Deutsche Health and Wellness Fund

	Years Ended May 31,
Institutional Class	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$37.46	$49.23	$39.52	$32.62	$26.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.09	(.05)	.04	.15
Net realized and unrealized gain (loss)	2.39	(5.56)	13.05	9.37	8.22
Total from investment operations	2.47	(5.47)	13.00	9.41	8.37
Less distributions from:
Net investment income	(.10)	—	(.01)	—	(.19)
Net realized gains	(.86)	(6.30)	(3.28)	(2.51)	(2.27)
Total distributions	(.96)	(6.30)	(3.29)	(2.51)	(2.46)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$38.97	$37.46	$49.23	$39.52	$32.62
Total Return (%)[b]	6.91	(11.46)	34.00	29.82	33.23

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	4	4	11	7
Ratio of expenses before expense reductions	1.07	1.10	1.10	1.12	1.15
Ratio of expenses after expense reductions (%)	1.07	1.06	1.10	1.09	1.10
Ratio of net investment income (loss) (%)	.20	.22	(.12)	.11	.51
Portfolio turnover rate (%)	35	56	55	33	40

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche Health and Wellness Fund	21

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Health and Wellness Fund (the “Fund”) is a diversified series of Deutsche Securities Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

22	Deutsche Health and Wellness Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Deutsche Health and Wellness Fund	23

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended May 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of May 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of May 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of

24	Deutsche Health and Wellness Fund

investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$5,412,025
Unrealized appreciation (depreciation) on investments	$127,231,030

Deutsche Health and Wellness Fund	25

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2017	2016
Distributions from ordinary income	$376,242	$6,497,424
Distributions from long-term capital gains	$7,711,336	$50,518,639

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended May 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $108,326,749 and $177,125,555, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of

26	Deutsche Health and Wellness Fund

Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.765%
Over $500 million of such net assets	.715%

Accordingly, for the year ended May 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate (exclusive of any applicable waivers/reimbursements) of 0.765% of the Fund’s average daily net assets.

For the period from June 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.33%
Class C	2.08%
Class S	1.08%
Institutional Class	1.08%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.34%
Class C	2.09%
Class S	1.09%
Institutional Class	1.09%

For the year ended May 31, 2017, fees waived and/or expenses reimbursed for certain classes are as follow:

Class A	$30,163
Class C	6,023
Institutional Class	69
$36,255

Deutsche Health and Wellness Fund	27

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2017, the Administration Fee was $312,843, of which $25,555 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2017
Class A	$37,205	$10,088
Class C	3,532	1,033
Class S	153,546	40,258
Institutional Class	790	235
	$195,073	$51,614

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2017
Class C	$118,565	$8,286

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

28	Deutsche Health and Wellness Fund

accounts the firms service. For the year ended May 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2017	Annual Rate
Class A	$180,837	$40,108	.24%
Class C	39,373	8,609	.25%
	$220,210	$48,717

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2017, aggregated $10,280.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2017, the CDSC for Class C shares aggregated $3,007. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2017, DDI received $488 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $16,512, of which $5,805 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche

Deutsche Health and Wellness Fund	29

Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended May 31, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $12,928.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2017.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Dollars	Shares		Dollars

Shares sold
Class A	263,928	$9,027,216	853,078		$33,667,592
Class C	60,481	1,627,126	326,756		11,472,486
Class S	691,838	25,088,462	562,582		24,278,326
Institutional Class	28,323	1,066,709	124,912		5,454,927
		$36,809,513			$74,873,331

Shares issued to shareholders in reinvestment of distributions
Class A	57,478	$1,816,880	411,484		$14,352,557
Class B	—	—	141	*	3,977	*
Class C	16,182	412,158	130,322		3,712,860
Class S	161,329	5,433,586	960,612		35,629,088
Institutional Class	2,002	70,028	20,864		803,041
		$7,732,652			$54,501,523

30	Deutsche Health and Wellness Fund

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(1,162,953)	$(39,337,311)	(860,442)	$(31,955,470)
Class B	—	—	(6,579)*	(224,323)*
Class C	(323,092)	(8,786,046)	(353,829)	(10,894,527)
Class S	(1,437,661)	(51,522,207)	(1,122,141)	(44,670,075)
Institutional Class	(81,969)	(3,072,220)	(108,547)	(4,310,806)
		$(102,717,784)		$(92,055,201)

Redemption fees		$904		$1,249

Net Increase (decrease)
Class A	(841,547)	$(28,492,804)	404,120	$16,064,679
Class B	—	—	(6,438)*	(220,346)*
Class C	(246,429)	(6,746,760)	103,249	4,290,931
Class S	(584,494)	(20,999,669)	401,053	15,238,308
Institutional Class	(51,644)	(1,935,482)	37,229	1,947,330
		$(58,174,715)		$37,320,902

*	For the period from June 1, 2015 to February 10, 2016 (see Note A).

Deutsche Health and Wellness Fund	31

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche Securities Trust and Shareholders of the Deutsche Health and Wellness Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of the Deutsche Health and Wellness Fund (the “Fund”) as of May 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, transfer agent and brokers and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
July 24, 2017

32	Deutsche Health and Wellness Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, Class C and Institutional Class limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2016 to May 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche Health and Wellness Fund	33

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/16	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/17	$1,116.60	$1,112.20	$1,118.00	$1,118.10
Expenses Paid per $1,000*	$7.07	$11.01	$5.76	$5.81

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/16	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/17	$1,018.25	$1,014.51	$1,019.50	$1,019.45
Expenses Paid per $1,000*	$6.74	$10.50	$5.49	$5.54

*     Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Health and Wellness Fund	1.34%	2.09%	1.09%	1.10%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

The Fund paid distributions of $0.86 per share from net long-term capital gains during its year ended May 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $14,436,000 as capital gain dividends for its year ended May 31, 2017.

For corporate shareholders, 100% of the income dividends paid during the Fund’s fiscal year ended May 31, 2017, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $4,329,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

34	Deutsche Health and Wellness Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Health and Wellness Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

–	Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the

Deutsche Health and Wellness Fund	35

Fund and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable

36	Deutsche Health and Wellness Fund

Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to

Deutsche Health and Wellness Fund	37

managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

38	Deutsche Health and Wellness Fund

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche Health and Wellness Fund	39

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	96	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	96	—

40	Deutsche Health and Wellness Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	96	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	96	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	96	—

Deutsche Health and Wellness Fund	41

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	96	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	96	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	96	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	96	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

42	Deutsche Health and Wellness Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	96	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	96	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[6] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Service Company; formerly, Secretary, Deutsche AM Distributors, Inc.

Deutsche Health and Wellness Fund	43

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 60 Wall Street, New York, NY 10005.

[7]	Address: One Beacon Street, Boston, MA 02108.

[8]	Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

44	Deutsche Health and Wellness Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Deutsche Health and Wellness Fund	45

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SUHAX	SUHCX	SCHLX	SUHIX
CUSIP Number	25159L 620	25159L 596	25159L 588	25159L 570
Fund Number	452	752	2352	1452

46	Deutsche Health and Wellness Fund

Notes

DHWF-2

(R-027917-6 7/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche health and wellness Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$64,285	$3,000	$0	$1,500
2016	$62,385	$0	$0	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing and “All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$52,339	$0
2016	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$1,500	$52,339	$0	$53,839
2016	$2,000	$30,661	$0	$32,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Health and Wellness Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/28/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/28/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	7/28/2017